SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2006

Commission File Number: 0-29791

DELEK RESOURCES, INC.
(name of small business issuer as specified in its charter)

Florida	84-1346897
(State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

1224 Washington Avenue
(Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 531-1174

________________________________________
(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas
1224 Washington Avenue
Miami Beach, Florida 33139
Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On December 5, 2006, the Company amended and re-filed annual reports on Form 10-KSB for the years ended June 30, 2006 and June 30, 2005.

The Board of Directors, in reviewing the annual reports report on Form 10-KSB for the years ended June 30, 2006 and June 30, 2005 and in discussion with the Company's auditors, authorized the filing of its Form 10-KSB for the years ended June 30, 2006 and June 30, 2005 for the following reason:

The financial statements for the year ended June 30, 2004 and 2005 have been restated due to the Company determining that it had improperly recorded its change of control as a Quasi-Reorganization.

In all other material respects the Amended Annual Reports on Form 10-KSB is unchanged from the Annual Reports on Form 10-KSB for the years ended June 30, 2006 and June 30, 2005 filed by the Company.

On October 13, 2006 the Board of Directors of Delek Resources, Inc. determined that the company's financial statements for the fiscal years ended June 30, 2006 and 2005 should no longer be relied upon.

The financial statements for the year ended June 30, 2005 and 2006 have been restated due to the Company determining that it had improperly recorded its change of control as a Quasi-Reorganization. Accordingly accumulated deficit (pre-exploration stage) and common stock have been restated to give effect to the $7,282,479 of accumulated deficit being re-classed from common stock. In a acquisition, the sole director of the Company contributed $20,000 of services to the Company.

The disclosure in the financial statements for the year ended June 30, 2005 included the following footnote describing the restatement:

NOTE B RESTATEMENT

The financial statements for the year ended June 30, 2004 and 2005 have been restated due to the Company determining that it had improperly recorded its change of control as a Quasi-Reorganization. Accordingly accumulated deficit (pre-exploration stage) and common stock have been restated to give effect to the $7,282,479 of accumulated deficit being re-classed from common stock. In a acquisition, the sole director of the Company contributed $20,000 of services to the Company.

The following table summarizes the effects of the restatement on the Company’s consolidated financial statements as of June 30, 2005:

Consolidated Balance Sheet:	As Reported	As Restated
Accumulated Deficit (Exploration Expense)	($6,099,915)	($6,119,915)

Accumulated Deficit (Pre-Exploration Stage)	$-	$(7,282,479)

Common Stock	$4,403,261	$11,705,740

Total Stockholders’ Equity	$(1,696,654))	$(1,696,654)

The following table summarizes the effects of the restatement on the Company’s consolidated financial statements as of June 30, 2004:

Consolidated Income Statement
Exploration Costs	$1,872,813	$1,892,813
Net Loss	($1,995,278)	($2,015,278)

The disclosure in the financial statements for the year ended June 30, 2006 included the following footnote describing the restatement:

NOTE B RESTATEMENT

The financial statements for the year ended June 30, 2005 and 2006 have been restated due to the Company determining that it had improperly recorded its change of control as a Quasi-Reorganization. Accordingly accumulated deficit (pre-exploration stage) and common stock have been restated to give effect to the $7,282,479 of accumulated deficit being re-classed from common stock. In a acquisition, the sole director of the Company contributed $20,000 of services to the Company.

The following table summarizes the effects of the restatement on the Company’s consolidated financial statements as of June 30, 2006:

Consolidated Balance Sheet:	As Reported	As Restated
Accumulated Deficit (Exploration Expense)	($6,241,939)	($6,261,936)

Accumulated Deficit (Pre-Exploration Stage)	$-	$(7,282,479)

Common Stock	$4,701,524	$12,004,003

Total Stockholders’ Equity	$(1,540,415)	$(1,540,412)

The following table summarizes the effects of the restatement on the Company’s consolidated financial statements as of June 30, 2005:

Consolidated Balance Sheet:	As Reported	As Restated
Accumulated Deficit (Exploration Expense)	($6,099,915)	($6,119,915)

Accumulated Deficit (Pre-Exploration Stage)	$-	$(7,282,479)

Common Stock	$4,403,261	$11,705,740

Total Stockholders’ Equity	$(1,696,654))	$(1,696,654)

The following table summarizes the effects of the restatement on the Company’s consolidated financial statements as of June 30, 2004:

Consolidated Income Statement
Exploration Costs	$1,872,813	$1,892,813

Net Loss	($1,995,278)	($2,015,278)

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELEK RESOURCES, INC.

Date: December 15, 2006	By:	/s/ LEONARD STERNHEIM
Leonard Sternheim , Director